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                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of this 26th day of February, 1997 by and among Graphix Zone, Inc, a Delaware corporation (the "Company") and the persons named on the signature pages hereto (the "Initial Holders")

     WHEREAS, pursuant to an Asset Purchase Agreement between each Initial Holder and the Company, each Initial Holder has transferred certain assets to the Company and the Company has issued to such Initial Investor certain shares of the Company's Series C Convertible Preferred Stock (the "Preferred Shares") which are convertible into shares (the "Conversion Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company; and

      WHEREAS, as further inducement to each Initial Holder to enter into its respective Asset Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act, and applicable state securities laws with respect to the Conversion Shares;

     NOW, THEREFORE, the parties agree as follows:

                                    SECTION 1

                 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
                         COMPLIANCE WITH SECURITIES ACT

     1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "CONVERSION SHARES" shall mean the shares of Common Stock issued or issuable pursuant to conversion of the Preferred Shares.

          "HOLDER" or "HOLDERS" shall mean the Initial Holders and any holders of Registrable Securities including any person holding Registrable Securities to whom the rights under this Section 1 have been transferred in accordance with
Section 1.13 hereof.

          "INITIATING HOLDERS" shall mean any Holders of Registrable Securities who request registration.

          "RESTRICTED SECURITIES" shall mean the Preferred Shares and the Conversion Shares.

          The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.
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          "REGISTRABLE SECURITIES" means (i) Conversion Shares, (ii) any Common
Stock issued as a dividend on the Preferred Shares and (iii) any Common Stock issued or issuable with respect to such shares upon any stock split, stock dividend, recapitalization or similar event or any Common Stock otherwise issued with respect to the such shares; PROVIDED, HOWEVER, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

          "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by any of the Holders and all fees and disbursements of counsel for such Holders.

     1.2 RESTRICTIONS ON TRANSFERABILITY. The Restricted Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 1, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee or pledgee of any of the Restricted Securities, held by it to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Section 1, including without limitation those imposed upon Holders under Section 1.13.

     1.3  RESTRICTIVE LEGENDS.

          (a) Each certificate representing (i) the Preferred Shares, (ii) the Conversion Shares and (iii) any other securities issued in respect of the Shares or the Conversion Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):


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     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE COMPANY REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

          (b) Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

     1.4 NOTICE OF PROPOSED TRANSFERS. Each Holder by acceptance of Restricted Securities agrees to comply in all respects with the provisions of this
Section 1.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail and, if the Company reasonably so requests, shall be accompanied at such holder's expense by either (i) an opinion of legal counsel which shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate or other writing evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provisions of the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     1.5  REQUESTED REGISTRATION.

          (a) REQUEST FOR REGISTRATION. If the Company receives from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to at least 200,000 shares of Registrable Securities (as appropriately adjusted with respect to stock splits, stock dividends and reverse stock splits with respect to the Common Stock), the Company will:

                    (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and


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

                    (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) prior to one (1) year from the date of this Agreement, unless the Company takes (or fails to take) any action the result of which would be the Company's inability to use Form S-3 to register the resale of the Registrable Securities by the date which is one (1) year from the date of this Agreement, in which case the applicable period shall be reduced from one (1) year to six (6) months;

                    (C) beginning at any time when the Company delivers notice to the Holders within thirty (30) days of any registration request of its bona fide intention to file a registration statement with the Commission pertaining to a firm commitment underwritten public offering of securities of the Company within ninety (90) days of such request and ending on the earlier of (x) six (6) months from the date of the request by the Holders or (y) the abandonment or consummation or such offering, PROVIDED, HOWEVER, that if the Company delivers such a notice twice within a twelve (12) month period then, with respect to the registration request to which the second such notice relates, the underwriter exclusion or limitation provisions of Section 1.6(b) shall only apply to the Holders to the extent of one-third (1/3) of the shares requested to be registered (so, for example, if the Holders request that 900,000 shares be registered, they must be permitted to sell at least 600,000 shares in the underwritten offering pursuant to Section 1.6);

                    (D) during the one hundred eighty (180) days immediately following the effective date of the registration statement pertaining to a firm commitment underwritten initial public offering of securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan);

                    (E) after the Company has effected one such registration pursuant to this subparagraph 1.5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

                    (F) if the Company shall furnish to Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, provided that the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed ninety (90) days, and provided, further, that the Company shall not exercise its right under this clause to defer such obligation more than once in any twelve (12) month period.

          Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          (b) UNDERWRITING. If the Initiating Holders intend to distribute their Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 1.5 and the Company shall so advise the Holders as part of the notice given pursuant to Section 1.5(a)(i). In that event, the right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon the Holder's participation in the underwriting arrangements required by this
Section 1.5(b) and the inclusion of the Holder's Registrable Securities in the underwriting to the extent requested and to the extent provided herein; PROVIDED, HOWEVER, that each Holder shall be required to make only those representations (if any) as would be customary for a holder of a similar percentage of similar securities.

          The Company (together with all Holders proposing to distribute their securities through such underwriting) shall, upon request by the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company), enter into any reasonable agreement requested by the managing underwriter in connection with the offering including, but not limited to, an underwriting agreement in customary form with the managing underwriter. Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders who have requested to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be registered by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

     If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration; PROVIDED, HOWEVER, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the

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registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this
Section 1.5(b).

     1.6  COMPANY REGISTRATION.

          (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities in connection with the sale thereof for cash, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

               (A)  promptly give to each Holder written notice thereof; and

               (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within thirty (30) days after receipt of such written notice from the Company by any Holder.

          (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration); PROVIDED, HOWEVER, that each Holder shall be required to make only those representations (if any) as would be customary for a holder of a similar percentage of similar securities. Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may, subject to the provisions of subparagraph 1.5(a)(ii)(C), limit or exclude the Registrable Securities to be included in such registration prior to the exclusion from such registration of any securities to be sold by the Company or any party exercising demand registration rights with respect to such registration; provided that if any exclusion or limitation of Registrable Securities is so required, such exclusion or limitation shall be allocated first, among the Holders of Registrable Securities participating in such registration in proportion to the number of shares of Registrable Securities held by such Holders and second, to any other holders of securities of the Company entitled to participate and participating in such registration ("Other Holders") in proportion to the number of shares of the Company's Common Stock (or equivalents thereof) held by such Other Holders. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than seventy percent (70%) of the Registrable Securities proposed to be sold in the offering. If any Holder or Other Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by the Company under this
Section 1.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     1.7  REGISTRATION ON FORM S-3.

          (a) If at any time after the first anniversary of this Agreement, any Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the anticipated aggregate offering price of not less than $750,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; PROVIDED, HOWEVER, that the Company shall not be required to effect more than one such registration pursuant to this Section 1.7 in any twelve-month period. The Company will (i) promptly give written notice of the proposed registration to all other Holders and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. If the registration is for a public offering involving an underwriting, the substantive provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the Holder, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date forty-five (45) days prior to the filing of, and ending on a date sixty (60) days following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such

Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future or for any disclosure to be made that, in the opinion of the Board of Directors duly advised by counsel, is required to be made in connection with the sale of Registrable Securities pursuant to such registration, provided that the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder, and provided, further, that the Company shall not exercise its right under this clause to defer such obligation more than once in any twelve-month period.

     1.8  EXPENSES OF REGISTRATION.

          (a) All Registration Expenses incurred in connection with any registration pursuant to Sections 1.5 or 1.6, including one-half ( 1/2) of the expense of one (1) counsel for the Holders, the Company's portion thereof not to exceed $25,000, shall be borne by the Company. All Registration Expenses incurred in connection with the first two registrations pursuant to Section 1.7, excluding the expense of counsel for the Holders, shall be borne by the Company. The Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.5, the request of which has been subsequently withdrawn by the Initiating Holders, unless the Holders of a majority of the Registrable Securities agrees to forfeit their right to one demand registration pursuant to Section 1.5. Notwithstanding the foregoing, however, if at the time of the withdrawal the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said Registration Expenses or to forfeit the right to one demand registration.

          (b) All Selling Expenses shall be borne pro-rata by the Holder or Holders participating in such registration.

     1.9  INDEMNIFICATION.

          (a) To the extent permitted by law, the Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation (or alleged violation) by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse or pay for the account of each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred (as and when incurred) in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse or pay for the account of the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred (as and when incurred) in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such-registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the liability of a Holder for indemnification under this
Section 1.9(b) shall not exceed the net proceeds from the offering received by such Holder, unless such liability arises out of or is based on willful misconduct of such Holder.

          (c) Each party entitled to indemnification under this Section 1.9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 except to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be liable for indemnification hereunder with respect to any settlement or consent to judgment in connection with any claim or litigation to which these indemnification provisions apply, that has been entered into without the prior consent of the Indemnifying Party (which consent will not be unreasonably withheld).

          (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the untrue statement (or alleged untrue statement) or omission (or alleged omission) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

          (e)  The obligations of the Company and the Holders under this
Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement pursuant to this Section 1.

     1.10 INFORMATION OF HOLDER; COPIES OF PROSPECTUS. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1. In connection with any such registration, the Company shall furnish to such Holder or Holders such numbers of copies as may be reasonably requested in order to facilitate the disposition of Registrable Securities owned by such Holder, of any prospectus or preliminary prospectus prepared in conformity with the Securities Act.

     1.11 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as soon as practicable:

          (a) Prepare and file with the Commission within ninety (90) days of request therefor a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred eighty (180) days or until the distribution contemplated in the Registration Statement has been completed.

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to file a general consent to service of process in any such states or jurisdictions.

          (d) Notify each Holder of Registrable Securities covered by such registration statement (i) of the effectiveness of the registration statement and (ii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (e) Furnish to the Holders participating in such registration and, if applicable, to the underwriters of the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

          (f) In the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (g) Effect the listing of the Registrable Securities on the Nasdaq SmallCap Market (assuming that the Company meets the applicable listing criteria at that time) or such other national securities exchange on which shares of the Company's Common Stock shall then be listed.

          (h) Provide a transfer agent and registrar for all Registrable Securities covered by the registration statement not later than the effective date of the registration statement.

     1.12 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission, which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use reasonable commercial efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration; and

          (d) Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective.

     1.13 TRANSFER OF REGISTRATION RIGHTS. The rights granted Holders under this Agreement may be assigned or otherwise conveyed to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder (together with any affiliate) provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) the Holder effecting such transfer shall comply with the requirements of Section 1.4 of this Agreement, (c) the transferee shall agree to be bound by all of the provisions of this Section 1, (d) such transfer does not violate any agreements by and among the Company and such Holders or any agreements among such Holders, and
(e) such transferee or assignee (i) is a wholly owned subsidiary, constituent partner (including retired and limited partners) or affiliate of such Holder,
(ii) is any family member of any individual Holder, (iii) is a trust for the benefit of any individual Holder, or (iv) acquires from such Holder at least 200,000 shares of the Company's Registrable Securities subject to this Agreement (as adjusted for any stock split or combination), or a lesser amount provided such transferee or assignee acquires all of the shares of the Company's capital stock subject to this Agreement then held by such Holder, provided in each case that the Company is given written notice by such transferee at the time of said transfer stating the name and address of said transferee and said transferee's agreement to be bound by this Agreement.

                                    SECTION 2

                                  MISCELLANEOUS

     2.1 TRANSFER; SUCCESSORS AND ASSIGNS. Except as the transferability of rights is expressly limited herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     2.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the state of California as applied to agreements among California residents entered into and to be performed entirely within California.

     2.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     2.5 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed
(a) if to a Holder, at such address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at such address as the Company shall have furnished in writing to the Holder to the attention of the President. A notice shall be effective when actually delivered by hand or messenger, or five (5) business days after deposit in the mail as aforesaid.

     2.6 TERMINATION. This Agreement shall terminate with respect to any Holder when such Holder may sell all of its Registrable Securities under Rule 144 without limitation as to volume.

     2.7 SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     2.8 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

     2.9 MODIFICATIONS AND AMENDMENTS. This Agreement may be modified or amended only with the written consent of the Company and each Holder who holds at least 50,000 shares of Registrable Securities (as appropriately adjusted with respect to stock splits, stock dividends and reverse stock splits with respect to the Common Stock) then subject to this Agreement. Any waiver by a party of its rights hereunder shall be effective only if evidenced by a written instrument executed by such party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing. Each Holder acknowledges that by the operation of this Section 2.9 the Holders of blocks of at least 50,000 shares of the Registrable Securities may have the right and power to diminish or eliminate all rights of such Holder under this Agreement.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


"COMPANY"                          GRAPHIX ZONE, INC.


                                   By:
                                       -----------------------------------------
                                                         , President
                                       ------------------

"INITIAL HOLDERS"                  INSCAPE

                                   By: Warner Music Multimedia Inc.
                                   Title: General Partner

                                   Warner Music Multimedia Inc.


                                   By:
                                       -----------------------------------------

                                   Title:
                                         ---------------------------------------


                                   TRIMARK INTERACTIVE, INC.


                                   By:
                                       -----------------------------------------

                                   Title:
                                         ---------------------------------------